Business Acquisitions	9 Months Ended	12 Months Ended
	Oct. 01, 2016	Jan. 02, 2016
Business Combinations [Abstract]
Business Acquisitions
3.	BUSINESS ACQUISITIONS

Business acquisitions during the 39-weeks ended October 1, 2016, included the stock of Fresh Unlimited, Inc. d/b/a Freshway Foods, a produce processor, repacker, and distributor, acquired in June, and certain assets of Cara Donna Provisions Co., Inc. and Cara Donna Properties LLC, a broadline distributor, acquired in March. Total consideration consisted of cash of approximately $96 million, plus $6 million for the estimated fair value of contingent consideration. On December 31, 2015, the Company purchased Waukesha Wholesale Foods, Inc. d/b/a Dierks Waukesha, a broadline distributor for cash of $69 million. The acquisitions, made in order to expand the Company’s presence in the produce category and in certain geographic areas, are integrated into the Company’s foodservice distribution network and were funded with cash from operations.

In March 2016, approximately $1 million was received as a purchase price adjustment related to the 2015 business acquisition resulting in minimal decreases to Property and equipment- net and Goodwill.

The following table summarizes the purchase price allocations for the 2016 and 2015 business acquisitions (in thousands):

	October 1,	January 2,
	2016	2016
Accounts receivable	17,180	6,724
Inventories	6,922	7,022
Other current assets	474	702
Property and equipment	21,403	7,200
Goodwill	24,472	40,242
Other intangible assets	48,600	21,200
Accounts payable	(12,484)	(3,290)
Accrued expenses and other current liabilities	(8,397)	(1,554)
Long-term debt	(2,514)	—
Deferred income taxes	—	(8,765)

Cash paid for acquisitions	$95,656	$69,481

The 2016 and 2015 acquisitions did not materially affect the Company’s results of operations or financial position and, therefore, pro forma financial information has not been provided.

4.	BUSINESS ACQUISITIONS

On December 31, 2015, the Company purchased a broadline distributor for cash of $69 million. During 2013, the Company purchased a foodservice distributor for cash of $14 million, plus contingent consideration of $2 million that was paid in 2014. The Company also received a $2 million purchase price adjustment in 2013 related to 2012 business acquisitions. The acquisitions, made in order to expand the Company’s presence in certain geographic areas, are integrated into the Company’s foodservice distribution network. There were no business acquisitions in 2014.

The following table summarizes the purchase price allocations for the 2015 and 2013 business acquisitions as follows (in thousands):

	2015	2013
Accounts receivable	$6,724	$3,894
Inventories	7,022	3,638
Other current assets	702	—
Property and equipment	7,200	125
Goodwill	40,242	—
Other intangible assets	21,200	8,348
Accounts payable	(3,290)	(2,120)
Accrued expenses and other current liabilities	(1,554)	(130)
Deferred income taxes	(8,765)	—

Cash paid for acquisitions	$69,481	$13,755

The 2015 and 2013 acquisitions did not materially affect the Company’s results of operations or financial position. Actual net sales and operating earnings of the businesses acquired in both periods represent less than 2% of the Company’s consolidated results and, therefore, pro forma information has not been provided.